SUPPLEMENT DATED AUGUST 15, 2023
                    TO THE PROSPECTUS DATED MAY 1, 2023
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                  AMERICAN GENERAL LIFE INSURANCE COMPANY
                       VARIABLE ANNUITY ACCOUNT TEN
                        Advanced Outcomes Annuity
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The following supplements the prospectus dated May 1, 2023, as may be previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the prospectus.

Offer to Receive an Enhanced Surrender Value

We are offering the Owners of the Advanced Outcomes Annuity contract
(the "Contract") an enhanced cash surrender value ("Enhanced Surrender Value") if you surrender your Contract (the "Offer"). We intend to make the Offer available to you beginning on August 15, 2023 until on or about
November 1, 2023 (the "Offer Period").

For questions regarding this Offer, please contact your financial representative or call us at 877-445-1262.

If you accept the Offer and surrender your Contract, we will waive any withdrawal charges on your Contract, optional benefit fees, or premium taxes that you may incur upon surrender.

  Acceptance of the Offer is optional. No action is required on your part if you do not want to accept the Offer. If you do not accept the Offer, your Contract and optional benefits, if any, will continue unchanged.

What will I receive if I accept the Offer?

If you accept the Offer, we will pay you your Enhanced Surrender Value in exchange for the surrender of your Contract. We will calculate the Enhanced Surrender Value when we receive all required paperwork and necessary information in Good Order to process the surrender (the "Transaction Date").

The Enhanced Surrender Value equals:

  (1)  A bonus base amount (the "Bonus Base"), plus
  (2)  The Bonus Base multiplied by 10% (the "Bonus Percentage").

The Bonus Base is the greater of:
  (a)  Purchase Payments reduced by any withdrawals as of the Transaction Date;
       and
  (b)  the contract value as of the Transaction Date.

Please see the Offer letter included with this supplement. The Offer letter provides your estimated Enhanced Surrender Value as of August 15, 2023. We will calculate the Enhanced Surrender Value immediately prior to our processing your surrender. Your contract value and Bonus Base may fluctuate between August 15, 2023 and the Transaction Date. As a result, your actual Enhanced Surrender Value may be higher or lower than it would be if calculated as of August 15,
2023.   Any withdrawals taken or transfers prior to the Transaction Date may affect your contract value, Bonus Base and Enhanced Surrender Value. To learn your current Enhanced Surrender Value as of a specific date, you may contact us at 877-445-1262.

Offer Period

The Offer Period is from August 15, 2023 until on or about November 1, 2023. We reserve the right to modify, suspend, or terminate the Offer, in whole or in part, at any time prior to receiving your Acceptance (as defined below) in Good Order. In addition, we may offer different and more or less favorable terms in the future. If you accept the Offer, you will not be able to participate in future offers.

Considerations Regarding Accepting the Offer

Surrendering your Advanced Outcomes Annuity will terminate your Contract and all rights and benefits you have under it, including any additional optional benefits you may have purchased. You will not be able to reinstate your Advanced Outcomes Annuity if you accept the Offer. The Advanced Outcomes Annuity contracts are no longer available for sale.

Before deciding whether to accept the Offer, you should review your prospectus and Contract to consider all the features of your Advanced Outcomes Annuity and optional benefits.

You should carefully consider whether accepting the Offer is right for you. You should consult with your financial representative and tax adviser to discuss factors relevant to your financial needs and retirement goals, including what financial product is best for you. You should accept the Offer only when you determine, after knowing all the facts, that it is better for you to accept the Offer rather than continue to own your Contract. We cannot give you any investment advice or recommend whether you should accept this Offer. After considering all relevant factors and your financial needs and consulting with your financial professionals, you must determine if the Offer described in this supplement is right for you.

Factors you should consider include:

- Whether your financial circumstances or needs have changed since you purchased your Advanced Outcomes Annuity;

- Whether you no longer want or need the benefits (including any optional benefits) provided for in your Advanced Outcomes Annuity or you have determined that there are other alternatives available that meet your needs;

- Whether another financial product is better suited to address your goals or would provide additional investment flexibility, different benefits, greater liquidity or lower fees;

- If you choose to transfer into another financial product, whether the new product will trigger payment of a sales charge, be subject to a new surrender charge or have higher fees or less favorable benefits than the Contract;

- A surrender of the Contract may be taxable to you. A 10% tax penalty also may apply if taken before age 59 1/2. You should consult your tax adviser regarding the tax consequences of accepting this Offer; and

- Whether you still wish to have exposure to the market through a variable annuity (and the variable investment options included in it).


How to accept the Offer

To accept the Offer, we must receive all required paperwork and necessary information in Good Order to surrender your contract by 2:00 PM Eastern on November 1, 2023 (your "Acceptance"). To obtain the required paperwork, you may contact your financial representative or call us at 877-445-1262. You may send us your Acceptance via mail at American General Life Insurance Company Attn:
Annuity Service Center P.O. Box 9450 Amarillo, TX 79105-9450 or email at AdvancedOutcomes@corebridgefinancial.com.

When we receive your Acceptance, we will surrender your entire Contract for its Enhanced Surrender Value. To accept the Offer, you must complete and return your Acceptance by the end of the Offer Period.

Additional information

Partial surrenders or transfers are not permitted under the Offer.

The Advanced Outcomes Annuity is no longer offered for sale. The Offer benefits us by easing the administrative burden and cost associated with the administration of the Contracts and associated guarantees.

We will not pay compensation to broker-dealers or financial representatives for your acceptance of the Offer. If you transfer to another available financial product, your financial representative or broker-dealer may receive compensation on the sale of the product. If you transfer to a product we currently make available, we will pay compensation to your financial representative or broker-dealer, as applicable, for the sale of the new product. Please contact your financial representative for more information if you have questions about their compensation.

If you have questions about this Offer, call your financial representative or contact us at 877-445-1262.